FORM N-SAR
Exhibit 77Q1e

THE MAINSTAY FUNDS
811-04550
For Period Ended 4/30/10

THE MAINSTAY FUNDS

AMENDMENT TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT

This Amendment to the Amended and Restated Management Agreement, is made as of the 16th day of October 2009, between The MainStay Funds, a Massachusetts business trust (the “Trust”), on behalf of its series as set forth on Schedule A (each, a “Fund,” and collectively, the “Funds”), and New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust and the Funds are parties to an Amended and Restated Management Agreement, dated August 1, 2008 (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the name change for the MainStay Total Return Fund.

NOW, THEREFORE, the parties agree as follows:

(i)	effective October 16, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and attested as the date first written above.

THE MAINSTAY FUNDS

By:  /s/ Stephen P. Fisher
Name:  Stephen P. Fisher
Title:  President

NEW YORK LIFE INVESTMENT MANAGEMENT

By: /s/ Barry A. Schub
Name:  Barry A. Schub
Title:  Executive Vice President

For all services rendered by the Manager hereunder, each Fund of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, an annual fee equal to the following:

FUND	ANNUAL RATE

Capital Appreciation Fund	0.720% up to $200 million; 0.650% from $200 million to $500 million; and 0.500% in excess of $500 million
Common Stock Fund	0.550% up to $500 million; 0.525% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Convertible Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Diversified Income Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Equity Index Fund	0.250% up to $1.0 billion; 0.225% from $1 billion to $3 billion; and 0.200% in excess of $3 billion
Global High Income Fund	0.700% up to $500 million; 0.650% in excess of $500 million
Government Fund	0.600% up to $500 million; 0.575% from $500 million to $1 billion; and 0.550% in excess of $1 billion
High Yield Corporate Bond Fund	0.600% up to $500 million; 0.550% from $500 million to $5.0 billion; and 0.525% in excess of $5.0 billion
Income Builder	0.640% up to $500 million; 0.600% from $500 million to $1 billion; and 0.575% in excess of $1 billion
International Equity Fund	0.900% up to $500 million; and 0.850 in excess of $500 million
Large Cap Growth Fund
0.800% up to $250 million;
0.750% from $250 million to $500 million;
0.725% from $500 million to $750 million;
0.700% from $750 million to $2 billion;
0.650% from $2 billion to $3 billion; and
0.600% in excess of $3 billion

MAP Fund	0.750% up to $1 billion; and 0.700% in excess of $1 billion
Mid Cap Growth Fund	0.750% up to $500 million; and 0.700% in excess of $500 million
Mid Cap Value Fund	0.700% up to $500 million; and 0.650% in excess of $500 million
Money Market Fund	0.450% up to $500 million; 0.400% from $500 million up to $1 billion; and 0.350% in excess of $1 billion
Principal Preservation Fund	0.250% on all assets
Small Cap Growth Fund	1.000% up to $1 billion; and 0.950% in excess of $1 billion
Tax Free Bond Fund	0.600% up to $500 million; 0.575% from $500 million to $1 billion; and 0.550% in excess of $1 billion
Value Fund	0.720% up to $200 million; 0.650% from $200 million to $500 million; and 0.500% in excess of $500 million

In addition, each Fund of the Trust shall pay the Manager the fee set forth below.  In the event this Agreement is in effect for only a portion of any one year, the fee payable below shall be reduced proportionately on the basis of the number of business days (any day on which the New York Stock Exchange is open for trading) during which the Agreement was in effect for that year.

FUND NET ASSETS	ACCOUNTING FEE SCHEDULE
First $20 Million	1/20 of 1%
Next $80 Million	1/30 of 1%
Excess	1/100 of 1%
Minimum Monthly Charge	$1,000

This fee shown above is an annual charge, billed and payable monthly, based upon average monthly net assets.

THE MAINSTAY FUNDS

AMENDMENT TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT

This Amendment to the Amended and Restated Management Agreement, is made as of the 12th day of November 2009, between The MainStay Funds, a Massachusetts business trust (the “Trust”), on behalf of its series as set forth on Schedule A (each, a “Fund,” and collectively, the “Funds”), and New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust and the Funds are parties to an Amended and Restated Management Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the removal of the MainStay Mid Cap Growth Fund and MainStay Value Fund.

NOW, THEREFORE, the parties agree as follows:

(ii)	effective November 12, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and attested as of the date first written above.

THE MAINSTAY FUNDS

By:  /s/ Stephen P. Fisher
Name:  Stephen P. Fisher
Title:  President

NEW YORK LIFE INVESTMENT MANAGEMENT

By: /s/ Barry A. Schub
Name:  Barry A. Schub
Title:  Executive Vice President

FUND	ANNUAL RATE

Capital Appreciation Fund	0.720% up to $200 million; 0.650% from $200 million to $500 million; and 0.500% in excess of $500 million
Common Stock Fund	0.550% up to $500 million; 0.525% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Convertible Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Diversified Income Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Equity Index Fund	0.250% up to $1.0 billion; 0.225% from $1 billion to $3 billion; and 0.200% in excess of $3 billion
Global High Income Fund	0.700% up to $500 million; 0.650% in excess of $500 million
Government Fund	0.600% up to $500 million; 0.575% from $500 million to $1 billion; and 0.550% in excess of $1 billion
High Yield Corporate Bond Fund	0.600% up to $500 million; 0.550% from $500 million to $5.0 billion; and 0.525% in excess of $5.0 billion
Income Builder Fund	0.640% up to $500 million; 0.600% from $500 million to $1 billion; and 0.575% in excess of $1 billion
International Equity Fund	0.900% up to $500 million; and 0.850 in excess of $500 million
Large Cap Growth Fund
0.800% up to $250 million;
0.750% from $250 million to $500 million;
0.725% from $500 million to $750 million;
0.700% from $750 million to $2 billion;
0.650% from $2 billion to $3 billion; and
0.600% in excess of $3 billion

MAP Fund	0.750% up to $1 billion; and 0.700% in excess of $1 billion
Mid Cap Value Fund	0.700% up to $500 million; and 0.650% in excess of $500 million
Money Market Fund	0.450% up to $500 million; 0.400% from $500 million up to $1 billion; and 0.350% in excess of $1 billion
Principal Preservation Fund	0.250% on all assets
Small Cap Growth Fund	1.000% up to $1 billion; and 0.950% in excess of $1 billion
Tax Free Bond Fund	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion

In addition, each Fund of the Trust shall pay the Manager the fee set forth below.  In the event this Agreement is in effect for only a portion of any one year, the fee payable below shall be reduced proportionately on the basis of the number of business days (any day on which the New York Stock Exchange is open for trading) during which the Agreement was in effect for that year.

FUND NET ASSETS	ACCOUNTING FEE SCHEDULE
First $20 Million	1/20 of 1%
Next $80 Million	1/30 of 1%
Excess	1/100 of 1%
Minimum Monthly Charge	$1,000

This fee shown above is an annual charge, billed and payable monthly, based upon average monthly net assets.

THE MAINSTAY FUNDS

AMENDMENT TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT

This Amendment to the Amended and Restated Management Agreement, is made as of the 1st day of November 2009, between The MainStay Funds, a Massachusetts business trust (the “Trust”), on behalf of its series as set forth on Schedule A (each, a “Fund,” and collectively, the “Funds”), and New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust and the Funds are parties to an Amended and Restated Management Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect a fee change for the MainStay Tax Free Bond Fund.

NOW, THEREFORE, the parties agree as follows:

(iii)	effective November 1, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and attested as the date first written above.

THE MAINSTAY FUNDS

By:  /s/ Stephen P. Fisher
Name:  Stephen P. Fisher
Title:  President

NEW YORK LIFE INVESTMENT MANAGEMENT

By: /s/ Barry A. Schub
Name:  Barry A. Schub
Title:  Executive Vice President

For all services rendered by the Manager hereunder, each Fund of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, an annual fee equal to the following:

FUND	ANNUAL RATE

Capital Appreciation Fund	0.720% up to $200 million; 0.650% from $200 million to $500 million; and 0.500% in excess of $500 million
Common Stock Fund	0.550% up to $500 million; 0.525% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Convertible Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Diversified Income Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Equity Index Fund	0.250% up to $1.0 billion; 0.225% from $1 billion to $3 billion; and 0.200% in excess of $3 billion
Global High Income Fund	0.700% up to $500 million; 0.650% in excess of $500 million
Government Fund	0.600% up to $500 million; 0.575% from $500 million to $1 billion; and 0.550% in excess of $1 billion
High Yield Corporate Bond Fund	0.600% up to $500 million; 0.550% from $500 million to $5.0 billion; and 0.525% in excess of $5.0 billion
Income Builder	0.640% up to $500 million; 0.600% from $500 million to $1 billion; and 0.575% in excess of $1 billion
International Equity Fund	0.900% up to $500 million; and 0.850 in excess of $500 million
Large Cap Growth Fund
0.800% up to $250 million;
0.750% from $250 million to $500 million;
0.725% from $500 million to $750 million;
0.700% from $750 million to $2 billion;
0.650% from $2 billion to $3 billion; and
0.600% in excess of $3 billion

MAP Fund	0.750% up to $1 billion; and 0.700% in excess of $1 billion
Mid Cap Growth Fund	0.750% up to $500 million; and 0.700% in excess of $500 million
Mid Cap Value Fund	0.700% up to $500 million; and 0.650% in excess of $500 million
Money Market Fund	0.450% up to $500 million; 0.400% from $500 million up to $1 billion; and 0.350% in excess of $1 billion
Principal Preservation Fund	0.250% on all assets
Small Cap Growth Fund	1.000% up to $1 billion; and 0.950% in excess of $1 billion
Tax Free Bond Fund	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion
Value Fund	0.720% up to $200 million; 0.650% from $200 million to $500 million; and 0.500% in excess of $500 million

In addition, each Fund of the Trust shall pay the Manager the fee set forth below.  In the event this Agreement is in effect for only a portion of any one year, the fee payable below shall be reduced proportionately on the basis of the number of business days (any day on which the New York Stock Exchange is open for trading) during which the Agreement was in effect for that year.

FUND NET ASSETS	ACCOUNTING FEE SCHEDULE
First $20 Million	1/20 of 1%
Next $80 Million	1/30 of 1%
Excess	1/100 of 1%
Minimum Monthly Charge	$1,000

This fee shown above is an annual charge, billed and payable monthly, based upon average monthly net assets.

THE MAINSTAY FUNDS

AMENDMENT TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT

This Amendment to the Amended and Restated Management Agreement, is made as of the 24th day of November 2009, between The MainStay Funds, a Massachusetts business trust (the “Trust”), on behalf of its series as set forth on Schedule A (each, a “Fund,” and collectively, the “Funds”), and New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust and the Funds are parties to an Amended and Restated Management Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the removal of the MainStay Capital Appreciation Fund, MainStay Mid Cap Value Fund and MainStay Small Cap Growth Fund from the schedule.

NOW, THEREFORE, the parties agree as follows:

(iv)	effective November 24, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and attested as of the date first written above.

THE MAINSTAY FUNDS

By:  /s/ Stephen P. Fisher
Name:  Stephen P. Fisher
Title:  President

NEW YORK LIFE INVESTMENT MANAGEMENT

By: /s/ Barry A. Schub
Name:  Barry A. Schub
Title:  Executive Vice President

SCHEDULE A
(As of November 24, 2009)

For all services rendered by the Manager hereunder, each Fund of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, an annual fee equal to the following:

FUND	ANNUAL RATE

Common Stock Fund	0.550% up to $500 million; 0.525% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Convertible Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Diversified Income Fund	0.600% up to $500 million; 0.550% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Equity Index Fund	0.250% up to $1.0 billion; 0.225% from $1 billion to $3 billion; and 0.200% in excess of $3 billion
Global High Income Fund	0.700% up to $500 million; 0.650% in excess of $500 million
Government Fund	0.600% up to $500 million; 0.575% from $500 million to $1 billion; and 0.550% in excess of $1 billion
High Yield Corporate Bond Fund	0.600% up to $500 million; 0.550% from $500 million to $5.0 billion; and 0.525% in excess of $5.0 billion
Income Builder	0.640% up to $500 million; 0.600% from $500 million to $1 billion; and 0.575% in excess of $1 billion
International Equity Fund	0.900% up to $500 million; and 0.850 in excess of $500 million
Large Cap Growth Fund
0.800% up to $250 million;
0.750% from $250 million to $500 million;
0.725% from $500 million to $750 million;
0.700% from $750 million to $2 billion;
0.650% from $2 billion to $3 billion; and
0.600% in excess of $3 billion

MAP Fund	0.750% up to $1 billion; and 0.700% in excess of $1 billion
Money Market Fund	0.450% up to $500 million; 0.400% from $500 million up to $1 billion; and 0.350% in excess of $1 billion
Principal Preservation Fund	0.250% on all assets
Tax Free Bond Fund	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion

In addition, each Fund of the Trust shall pay the Manager the fee set forth below.  In the event this Agreement is in effect for only a portion of any one year, the fee payable below shall be reduced proportionately on the basis of the number of business days (any day on which the New York Stock Exchange is open for trading) during which the Agreement was in effect for that year.

FUND NET ASSETS	ACCOUNTING FEE SCHEDULE
First $20 Million	1/20 of 1%
Next $80 Million	1/30 of 1%
Excess	1/100 of 1%
Minimum Monthly Charge	$1,000

This fee shown above is an annual charge, billed and payable monthly, based upon average monthly net assets.

THE MAINSTAY FUNDS
NOTICE OF FEE WAIVER

THIS NOTICE OF FEE WAIVER is provided as of the 1st day of November 2009, to The MainStay Funds, a Massachusetts business trust (the "Trust"), on behalf of its series listed on Schedule A (the "Funds"), by New York Life Investment Management LLC, a Delaware limited liability company (the "Manager").

WHEREAS, the Manager has entered into an Amended and Restated Management
Agreement with the Trust (the "Management Agreement"), pursuant to which the Manager is compensated based on the average net assets of the Funds and such compensation is paid by the Funds ("Management Fees");

WHEREAS, the Manager believes that it is appropriate and in the best interests of the
Manager, the Funds, and the Funds' shareholders to reduce the Management Fees of the Funds; and

WHEREAS, the Manager understands and intends that the Funds will rely on this Notice in preparing amendments to a registration statement on Form N-1A and in accruing the Funds' expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Funds to do so;

NOW, THEREFORE, the Manager hereby provides notice as follows:

1. Fee Waivers by the Manager. The Manager agrees to waive a portion of its Management Fees as set forth on Schedule A.

2. Duration and Termination. The Manager’s undertaking to waive fees may be modified or terminated only with the approval of the Board of Trustees;
provided, however, no such modification will be made in a manner inconsistent with the terms of the current prospectus.

3. Other Agreements. This Notice supersedes any prior Notice of Fee
Waiver related to the Management Agreement.

IN WITNESS WHEREOF, the Manager has signed this Notice as of the date first-above written.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Barry A. Schub
Executive Vice President

SCHEDULE A
(As of November 1, 2009)

Management Fee Waivers

The Manager has agreed to fee waivers such that the management fees for the Funds listed below shall be:

FUND	FEE WAIVER	MANAGEMENT FEE AFTER WAIVER

MainStay Equity Index Fund	0.60%	0.190 % on assets up to $ 1 billion; 0.165 % on assets between $ 1 billion and $3 billion; and 1.400 % on assets over $3 billion

MainStay Government Fund	0.100%	0.500 % on assets up to $500 million; 0.475 % on assets between $500 million and $1 billion; and 0.450 % on assets over $1 billion

MainStay Large Cap Growth Fund	0.010%
0.750 % on assets up to $250 million;
0.750 % on assets between $250 million and $500 million;
0.725 % on assets between $500 million and $750 million;
0.700 % on assets between $750 million and $2 billion;
0.650 % on assets between $2 billion and $3 billion; and
0.600 %on assets over $3 billion

MainStay Small Cap Growth Fund	0.150%	0.850 % on assets up to $1 billion; and 0.800 % on assets over $1 billion

MainStay Tax Free Bond Fund	0.100%	0.400 % on assets up to $500 million; 0.375 % on assets between $500 million and $1 billion; and 0.350 % on assets over $1 billion

As of November 13, 2009

Board of Trustees
MainStay Funds
51 Madison Avenue
New York, NY 10010

RE: NOTICE OF VOLUNTARY EXPENSE LIMITATION

MainStay Large Cap Growth Fund, Investor Class, Class A, Class B, Class C, Class R1, Class R2 and Class R3

Dear Board of Directors:

(1)           This letter will confirm our intent that in the event the annualized ratio of total ordinary fund operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Funds invest) to average daily net assets of Classes of the Funds listed in the chart below, calculated daily in accordance with generally accepted accounting principles consistently applied, exceeds the percentage limitation set forth below, we will voluntarily assume a portion of the Fund’s operating expenses in the amount of such excess:

FUND/CLASS	VOLUNTARY EXPENSE LIMITATION
Large Cap Growth Fund – Investor Class
Large Cap Growth Fund – Class A
Large Cap Growth Fund – Class B
Large Cap Growth Fund – Class C
Large Cap Growth Fund – Class R1
Large Cap Growth Fund – Class R2
Large Cap Growth Fund – Class R3
1.47% 1.24% 2.22% 2.22% 1.09% 1.34% 1.59%

To the extent that class-specific expenses assumed by us are insufficient to effectuate the expense limitations stated in this Section (1), we will reimburse Fund-level expenses, and such reimbursement of Fund-level expenses shall apply to all share classes of the Fund.  We authorize the Fund and the administrator to reimburse the monthly expenses of the appropriate Classes of the Fund, or reduce our monthly management fees, to the extent necessary to effectuate the limitations stated in this Section (1), consistent with the method set forth in Section (4) below.  We authorize the Fund and its administrator to request funds from us as necessary to implement the limitations stated in this Section (1).  We will pay to the Fund or Classes any such amounts, consistent with the method set forth in Section (4) below, promptly after receipt of such request.

(2)           These voluntary expense limitations will be in effect until November 12, 2010 unless extended by us and approved by the Funds’ Board of Trustees.

(3)           The foregoing voluntary expense limitations supersede any prior voluntary expense limitations.  If the amount of expenses accrued during a month is less than a voluntary expense limitation, the following shall apply: (i) the voluntary expense support shall not be paid; or (ii) if the voluntary expense support has been paid, we shall be reimbursed by the respective Fund(s) or Class(es) in an amount equal to such difference, consistent with the method set forth in Section (4) below, but not in an amount in excess of any deductions and/or payments previously made during the year; and (iii) to the extent reimbursements are not made pursuant to Sub-Section 3(ii), the Fund(s) and/or Classes shall establish a credit to be used in reducing deductions and/or payments which would otherwise be made in subsequent months of the year.

(4)           Any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of shares of the Fund in accordance with the terms of the Fund’s multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “18f-3 Plan”).  To this end, the benefit of any waiver or reimbursement of any management fee and any other “Fund Expense,” as such term is defined in the 18f-3 Plan, shall be allocated to all shares of the Funds based on net asset value, regardless of Class.

This Notice of Voluntary Expense Limitation shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that a Fund is deemed to have paid a preferential dividend.  In the event of any conflict between any other term of this Notice of Voluntary Expense Limitation and this Section (4), this Section (4) shall control.

*           *           *

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Stephen P. Fisher
Name: Stephen P. Fisher
Title: Senior Managing Director

MAINSTAY FUNDS

INTERIM SUBADVISORY AGREEMENT

This Interim Subadvisory Agreement is made as of the 29th day of June, 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Institutional Capital LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, The MainStay Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into an Amended and Restated Management Agreement dated August 1, 2008 with the Trust, on behalf of its series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, Rule 15a-4 under the 1940 Act provides for a temporary exemption from the shareholder approval requirement of Section 15(a) of the 1940 Act upon board approval of an interim contract containing specified conditions; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust, voted at a meeting held on June 23, 2009, to approve this Interim Sub-Advisory Agreement (“Interim Agreement”) so that the Subadvisor may provide investment advisory services to the Series as of the date first stated above for a period of no more than 150 days from such date or, if earlier, until a new Subadvisory Agreement with the Subadvisor is approved by the vote of a “majority of the Series’ outstanding voting securities” (as defined in the 1940 Act);

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.           Appointment.  The Manager hereby appoints Institutional Capital LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement.  The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.           Portfolio Management Duties.  Subject to the supervision of the Trust’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio.  The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.  The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager.  The Subadvisor further agrees as follows:

(a)           The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b)           The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)           On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board.  The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.

(d)           In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e)           The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)           The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)           The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)           In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge in any way material to the services provided under this Agreement:

(i)           been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)           been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)           The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series.  Such documentation may relate to investments to be made or sold, currently held or previously held.  The authority shall include, without limitation:  (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.  Manager represents that the Allocated Assets or Series can settle such private placements.

3.           Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager.  Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.           Broker-Dealer Selection.  The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates.  The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following:  price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor.  Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.           Disclosure about Subadvisor.  The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.           Expenses.  During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a)           the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b)           the fees and expenses of each Series which relate to:  (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)           the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)           the charges and expenses of legal counsel and independent accountants for the Trust;

(e)           brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

(f)           all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

(g)           the fees of any trade association of which the Trust may be a member;

(h)           the cost of share certificates representing the Series’ shares;

(i)           the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)           allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)           litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l)           any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.           Compliance.

(a)           The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to:  (i) periodically providing the Trust’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time.  The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program and receive annual reports in compliance with Rule 38a-1, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)           The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer:  (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall immediately notify the Subadvisor:  (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.           Documents.  The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)           By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)           Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)           Prospectus and Statement of Additional Information of the Series.

9.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.           Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.           Representations Respecting Subadvisor.  The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor.

12.           Confidentiality.  The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders.  The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

13.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15.  In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person.  The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)           The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15.  In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.           Services Not Exclusive.  The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.           Duration and Termination.  This Agreement shall become effective on the date first indicated above.  This Agreement will continue in effect, unless sooner terminated as provided herein, for a period of no more than 150 days from such date or, if earlier, until a new Sub-Advisory Agreement with the Subadvisor is approved by the vote of a “majority of the Series’ outstanding voting securities” (as defined in the 1940 Act).  This Agreement is terminable, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of Series’ outstanding voting securities on ten (10) calendar days’ written notice to the Subadvisor.  This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within ten (10) days after written notice.  In the event of termination for any reason, all records of the Series shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor, provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.           Use of Name.

(a)           It is understood that the name MainStay, or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager, and the Subadviser is Subadviser, to the Trust and/or the Series.  Upon termination of this Agreement or the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)           It is understood that the name Institutional Capital LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Series.  Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

20.           Proxies; Class Actions.

(a)           The Manager delegates proxy voting authority to the Subadvisor.  The Subadvisor has adopted proxy voting policies and procedures designed to ensure that all proxies solicited by or with respect to the issuers of securities held by the Series are reviewed on a case-by-case basis and voted in the best interests of the Series without regard to the interests of the Subadvisor.  The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Series, and these records shall be available to the Trust upon request.

(b)           Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series.  Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions.  The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.           Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, Illinois, 60606, Attention: President.

22.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)           Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*           *           *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 29th day of June, 2009.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:           /s/ Thomas Lynch                                                      By: /s/ Stephen P. Fisher
Name:           Thomas Lynch                                                      Name:           Stephen P. Fisher
Title:           Vice President                                                                Title:           President

INSTITUTIONAL CAPITAL LLC

Attest:  /s/ Brian Franc                                                                By:           /s/ Jerry Senser
Name:           Brian Franc                                                      Name:           Jerry Senser
Title:           CCO                                                      Title:           CEO & CIO

SCHEDULE A

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
MainStay Value Fund*	0.36% on assets up to $200 million; 0.325% on assets between $200 million and $500 million; 0.25% on assets over $500 million

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For the Fund listed above, to the extent that the Manager has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts, Subadvisor has voluntarily agreed to waive or reimburse its fee proportionately.

MAINSTAY FUNDS

INTERIM SUBADVISORY AGREEMENT

This Interim Subadvisory Agreement is made as of the 29th day of June, 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Madison Square Investors LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, The MainStay Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into an Amended and Restated Management Agreement dated August 1, 2008 with the Trust, on behalf of its series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, Rule 15a-4 under the 1940 Act provides for a temporary exemption from the shareholder approval requirement of Section 15(a) of the 1940 Act upon board approval of an interim contract containing specified conditions; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust, voted at a meeting held on June 23, 2009, to approve this Interim Sub-Advisory Agreement (“Interim Agreement”) so that the Subadvisor may provide investment advisory services to the Series as of the date first stated above for a period of no more than 150 days from such date or, if earlier, until a new Subadvisory Agreement with the Subadvisor is approved by the vote of a “majority of the Series’ outstanding voting securities” (as defined in the 1940 Act);

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.           Appointment.  The Manager hereby appoints Madison Square Investors LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement.  The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.           Portfolio Management Duties.  Subject to the supervision of the Trust’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio.  The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.  The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager.  The Subadvisor further agrees as follows:

(a)           The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b)           The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)           On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board.  The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.

(d)           In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e)           The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)           The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)           The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)           In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge in any way material to the services provided under this Agreement:

(i)           been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)           been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)           The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series.  Such documentation may relate to investments to be made or sold, currently held or previously held.  The authority shall include, without limitation:  (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.  Manager represents that the Allocated Assets or Series can settle such private placements.

3.           Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager.  Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.           Broker-Dealer Selection.  The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates.  The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following:  price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor.  Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.           Disclosure about Subadvisor.  The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.           Expenses.  During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a)           the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b)           the fees and expenses of each Series which relate to:  (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)           the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)           the charges and expenses of legal counsel and independent accountants for the Trust;

(e)           brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

(f)           all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

(g)           the fees of any trade association of which the Trust may be a member;

(h)           the cost of share certificates representing the Series’ shares;

(i)           the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)           allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)           litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l)           any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.           Compliance.

(a)           The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to:  (i) periodically providing the Trust’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time.  The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program and receive annual reports in compliance with Rule 38a-1, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)           The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer:  (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall immediately notify the Subadvisor:  (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.           Documents.  The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)           By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)           Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)           Prospectus and Statement of Additional Information of the Series.

9.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.           Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.           Representations Respecting Subadvisor.  The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor.  The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.           Confidentiality.  The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders.  The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

13.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15.  In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person.  The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)           The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15.  In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.           Services Not Exclusive.  The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.           Duration and Termination.  This Agreement shall become effective on the date first indicated above.  This Agreement will continue in effect, unless sooner terminated as provided herein, for a period of no more than 150 days from such date or, if earlier, until a new Sub-Advisory Agreement with the Subadvisor is approved by the vote of a “majority of the Series’ outstanding voting securities” (as defined in the 1940 Act).  This Agreement is terminable, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of Series’ outstanding voting securities on ten (10) calendar days’ written notice to the Subadvisor.  This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within ten (10) days after written notice.  In the event of termination for any reason, all records of the Series shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor, provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.           Use of Name.

(a)           It is understood that the name MainStay, or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager, and the Subadvisor is Subadvisor, to the Trust and/or the Series.  Upon termination of this Agreement or the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)           It is understood that the name Madison Square Investors LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Series.  Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

20.           Proxies; Class Actions.

(a)           The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust.  Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations.  The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b)           Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series.  Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions.  The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.           Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Madison Square Investors LLC, 1180 Avenue of the Americas, 22nd Floor, New York, NY 10036, Attention: President.

22.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)           Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*           *           *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 29th day of June, 2009.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:           /s/ Thomas Lynch                                                      By: /s/ Stephen P. Fisher
Name:           Thomas Lynch                                                      Name:           Stephen P. Fisher
Title:           Vice President                                                                Title:           President

MADISON SQUARE INVESTORS LLC

Attest:                      /s/ Nellie Bobe                                                                 By:           /s/ Tony Elavia
Name:           Nellie Bobe                                                      Name:           Tony Elavia
Title:           2nd VP                                                      Title:           CEO

SCHEDULE A

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
MainStay Capital Appreciation Fund	0.36% on assets up to $200 million; 0.325% on assets between $200 million and $500 million; 0.25% on assets over $500 million

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

THE MAINSTAY FUNDS

AMENDMENT TO THE AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amendment to the Amended and Restated Subadvisory Agreement, is made as of the 16th day of October 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and MacKay Shields LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to an Amended and Restated Subadvisory Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to add the MainStay Tax Free Bond Fund and to change the name of the MainStay Total Return Fund.

NOW, THEREFORE, the parties agree as follows:

(v)	effective at the close of business on October 16, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:           /s/Thomas Lynch                                                      By:           /s/ Barry A. Schub__________
Name:           Thomas Lynch                                                      Name:           Barry A. Schub
Title:    Vice President & Assistant                                                                           Title:           Executive Vice President
General Counsel

MACKAY SHIELDS LLC

Attest: /s/ Ellen Metzger                                                                 By:           Lucille Protas
Name:           Ellen Metzger                                                                           Name:           Lucille Protas
Title:           Senior Managing Director and                                                                Title:           Chief Operating Officer
General Counsel

SCHEDULE A
(As of Close of Business on October 16, 2009)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
Convertible Fund *	0.300% up to $500 million; 0.275% from $500 million to $1 billion; and 0.250% in excess of $1 billion
Diversified Income Fund *	0.300%
Global High Income Fund *	0.350%
Government Fund *	0.300% up to $1 billion; and 0.275% in excess of $1 billion
High Yield Corporate Bond Fund	0.300% up to $500 million; 0.275% from $500 million to $5 billion; and 0.2625% in excess of $5 billion
Income Builder Fund*, (Formerly Total Return Fund)	0.320% up to $500 million; and 0.300% in excess of $500 million**
International Equity Fund *	0.600%
Tax Free Bond Fund *	0.300% up to $500 million; 0.2875% from $500 million to $1 billion; and 0.275% in excess of $1 billion

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Funds listed above, the Manager has agreed to waive a portion of each Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts.  These waivers or expense limitations may be changed with Board approval.  To the extent the Manager has agreed to waive its management fee or reimburse expenses, MacKay Shields, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

**MacKay Shields manages the fixed income portion of the Income Builder Fund (formerly Total Return Fund).  The annual rate is based on the percentage of MacKay Shields’ Allocated Assets constituting the Series’ average daily net assets.

THE MAINSTAY FUNDS

AMENDMENT TO THE AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amendment to the Amended and Restated Subadvisory Agreement, is made as of the 1st day of November 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and MacKay Shields LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to an Amended and Restated Subadvisory Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect a change in the Subadvisory fee for the MainStay Tax Free Bond Fund.

NOW, THEREFORE, the parties agree as follows:

(vi)	effective November 1, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:           /s/ Thomas Lynch                                                      By: _/s/ Barry A. Schub_________
Name:           Thomas Lynch                                                      Name:           Barry A. Schub
Title:                      Vice President & Assistant                                                                Title:           Executive Vice President
General Counsel

MACKAY SHIELDS LLC

Attest:                      /s/ Ellen Metzger                                                                By: /s/ Lucille Protas                                           _______
Name:           Ellen Metzger                                                                           Name:           Lucille Protas
Title:           Senior Managing Director and                                                                Title:           Chief Operating Officer
General Counsel

SCHEDULE A
(As of November 1, 2009)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
Convertible Fund *	0.300% up to $500 million; 0.275% from $500 million to $1 billion; and 0.250% in excess of $1 billion
Diversified Income Fund *	0.300%
Global High Income Fund *	0.350%
Government Fund *	0.300% up to $1 billion; and 0.275% in excess of $1 billion
High Yield Corporate Bond Fund	0.300% up to $500 million; 0.275% from $500 million to $5 billion; and 0.2625% in excess of $5 billion
Income Builder Fund*, (Formerly Total Return Fund)	0.320% up to $500 million; and 0.300% in excess of $500 million**
International Equity Fund *	0.600%
Tax Free Bond Fund *	0.250% up to $500 million; 0.2375% from $500 million to $1 billion; and 0.225% in excess of $1 billion
The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Funds listed above, the Manager has agreed to waive a portion of each Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts.  These waivers or expense limitations may be changed with Board approval.  To the extent the Manager has agreed to waive its management fee or reimburse expenses, MacKay Shields, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

**MacKay Shields manages the fixed income portion of the Income Builder Fund (formerly Total Return Fund).  The annual rate is based on the percentage of MacKay Shields’ Allocated Assets constituting the Series’ average daily net assets.

ECLIPSE FUNDS INC., THE MAINSTAY FUNDS AND
MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 16th day of October 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009 (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement:  (i) to add the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc.; and (ii) to reflect a name change for the MainStay Total Return Fund, a series of The MainStay Funds.

NOW, THEREFORE, the parties agree as follows:

(vii)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig__________________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of close of business on October 16, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch U.S. All Cap Fund1	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund1, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay VP Developing Growth Portfolio1	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Total Return Portfolio1, 4	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

2
With respect to the MainStay Small Cap Growth Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS AND
MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 30th day of October 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to add the MainStay U.S.  Small Cap Fund, a series of Eclipse Funds.

NOW, THEREFORE, the parties agree as follows:

(viii)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig____________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of close of business on October 30, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch U.S. All Cap Fund1	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund1, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay U.S. Small Cap Fund1, 2 (formerly MainStay Small Company Value Fund)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay VP Developing Growth Portfolio1	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Total Return Portfolio1, 4	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

2
With respect to the MainStay Small Cap Growth Fund and MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS,
MAINSTAY FUNDS TRUST AND MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 10th day of November 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to add the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Epoch U.S. Equity Fund, each a series of the MainStay Funds Trust.

NOW, THEREFORE, the parties agree as follows:

(ix)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig___________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of November 10, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch Global Choice Fund	0.50% on all assets
MainStay Epoch Global Equity Yield Fund	0.35% on all assets
MainStay Epoch International Small Cap Fund	0.55% on all assets
MainStay Epoch U.S. All Cap Fund2	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Epoch U.S. Equity Fund	0.40% on all assets
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay U.S. Small Cap Fund1, 2 (formerly Small Company Value Fund)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund2, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay VP Developing Growth Portfolio2	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Total Return Portfolio2,4	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
With respect to the MainStay Small Cap Growth Fund and MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

2
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets in excess of $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets in excess of $1 billion.

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS,
MAINSTAY FUNDS TRUST AND MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 20th day of November 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect a name change for the MainStay VP Developing Growth and MainStay VP Total Return Portfolios, each a series of the MainStay VP Series Fund, Inc.

NOW, THEREFORE, the parties agree as follows:

(x)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

*     *     *

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig____________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of November 20, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch Global Choice Fund	0.50% on all assets
MainStay Epoch Global Equity Yield Fund	0.35% on all assets
MainStay Epoch International Small Cap Fund	0.55% on all assets
MainStay Epoch U.S. All Cap Fund2	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Epoch U.S. Equity Fund	0.40% on all assets
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay U.S. Small Cap Fund1, 2 (formerly Small Company Value Fund)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund2, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay VP U.S. Small Cap Portfolio2 (formerly Developing Growth Portfolio)	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Income Builder Portfolio2,4 (formerly Total Return Portfolio)	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
With respect to the MainStay Small Cap Growth Fund and MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

2
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Income Builder Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.